 Exhibit 99.2

Electromed, Inc. Investor Presentation November 12, 2025 NYSE American: ELMD Innovation Leader in Airway Clearance Technologies

Forward Looking Statements: Certain statements in this presentation constitute forward-looking statements as defined in the US Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “anticipate,” “believe,” “committed,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will,” and similar expressions, including the negative of these terms, but they are not the exclusive means of identifying such statements. Forward-looking statements cannot be guaranteed, and actual results may vary materially due to the uncertainties and risks, known or unknown associated with such statements. Examples of risks and uncertainties for Electromed include,  but are not limited to, competitive nature of our market; changes to Medicare, Medicaid, or private insurance reimbursement policies; changes to state and federal health care laws; changes affecting the medical device industry; our ability to develop new sales channels for our products such as the homecare distributor channel; our need to maintain regulatory compliance and to gain future regulatory approvals and clearances; new drug or pharmaceutical discoveries; general economic and business conditions; component or raw material shortages; changes to lead times or changes to trade regulations; wage and component price inflation; the risks associated with cyberattacks, data breaches, computer viruses and other similar security threats; technical problems with our research and products; our ability to renew our line of credit or obtain additional credit as necessary; our ability to protect and expand our intellectual property portfolio, as well as other factors we may describe from time to time in Electromed’s reports filed with the Securities and Exchange Commission (including Electromed’s most recent Annual Report on Form 10-K, as amended from time to time, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K). Investors should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties or potentially inaccurate assumptions investors should take into account when making investment decisions. Shareholders and other readers should not place undue reliance on “forward-looking statements,” as such statements speak only as of the date of this press release. We undertake no obligation to update them in light of new information or future events.

Electromed – Who We Are - Electromed, Inc. is a growing medical device company focused on airway management to help people around the world breathe better, stay healthier, and lead active and fulfilling lives. Headquarters: New Prague, MN Ticker: ELMD Established: 1992 Annual Revenue: $66.2M (As of and for 12 months ended 9/30/2025) Market Cap: $205M (As of and for 12 months ended 9/30/2025) Share Count: 8.4M (As of and for 12 months ended 9/30/2025) Employees: 184 (As of and for 12 months ended 9/30/2025) Manufacturing in Minnesota HFCWO Market Focus

Electromed Highlights

- **Growing** and **profitable** medical technology company
- A leader in the large and expanding airway clearance market
- The SmartVest® Airway Clearance System's **H**igh **F**requency **C**hest **W**all Oscillation ("HFCWO") technology supported by clinical outcomes data with strong reimbursement.
- Attractive direct-to-patient and provider model
- **Strong financial profile** with attractive **gross margins** and **well-capitalized balance sheet**



33%
Operating Income CAGR*
$35.8
$41.7
$48.1
$54.7
$64.0
$66.2
$3.1
$3.0
$4.0
$6.5
$9.7
$10.4
FY'21
FY'22
FY'23
FY'24
FY'25
TTM Q1'26
Revenue
Operating Income

*FY '21 through Q1 FY2026 TTM

smartvest AIRWAY CLEARANCE SYSTEM
Investor Presentation
ELECTROMED, INC. | 4

What is Bronchiectasis (BE)? ● Irreversible lung condition characterized by abnormal widening of one or more of the bronchi (airways) ● Repeated episodes of pulmonary inflammation and infection leads to mucus accumulating in the airways ● Mean prevalence of bronchiectasis in patients with COPD is 54%¹ 1.Chalmers J. and Sethi S. Raising awareness of bronchiectasis in primary care: overview of diagnosis and management strategies in adults. NPJ Prim Care Respir Med. 2017;27:18 Disease Misdiagnosed Disease Underdiagnosed HFCWO Under-prescribed Normal Airways – Lungs in cross section, widened airways Airway with bronchiectasis – widened airways, mucus, scarred and thickened airway wall

U.S. Market: Large, Growing, Underpenetrated

Estimated HFCWO bronchiectasis penetration, treated population[3]

Estimated Net Bronchiectasis prevalence, DIAGNOSED[1]

Estimated bronchiectasis prevalence, UNDIAGNOSED with COPD/BE overlap[2]



~148K
HFCWO ADOPTED[3]
~923K
U.S. BE Diagnosed[1]
4.1 million
U.S. Undiagnosed[2]

Bronchiectasis HFCWO penetration ~16%[3]

Diagnosed BE population growing at ~12% annually[1]

35% of BE patients managed by pulmonologists[1]

[1]Internal company estimates derived from GUIDEHOUSE 2023 NASM claims database
[2]Internal company estimates derived from GUIDEHOUSE 2023 literature review and 2023 CDC NHANES data
[3]Internal company estimates derived from GUIDEHOUSE 2023 NASM claims database, GUIDEHOUSE 2023 literature review and 2024 S2N HFCWO Claims data smartvest
Investor Presentation
ELECTROMED, INC. | 6

How is Bronchiectasis Treated? Antibiotics, Anti-Inflammatories, Airway Clearance Triple down on bronchiectasis – clear airways first TM with Smarvest – treat the infection – reduce inflammation – complete bronchiectasis care

How is Bronchiectasis Treated?

HFCWO Therapy – Mimics Manual Chest Percussion Therapy (CPT)


How Does SmartVest® HFCWO Therapy Work?
Air-Pulse Technology
A generator delivers repeating pulses of air though a single hose to an inflated wearable vest.
Gentle Squeeze & Release
Each pulse gently squeezes and releases the chest to thin and loosen mucus in the lungs.
Airway Clearance
Mucus is propelled upward toward major airways where it can be coughed out more easily.



On Average, How Often Is HFCWO Therapy Performed?

2x per day

30 minutes per session

7 days per week

smartvest AIRWAY CLEARANCE SYSTEM Investor Presentation ELECTROMED, INC. | 8

Smartvest Clearway: HFCWO Designed with the patient in mind An enhanced patient experience – sleek and light weight generator, intuitive user interface for better patient adherence, more portable and easier for travel SmartVest® has a well-established reimbursement code from CMS – E0483; We estimate we have over 270 million contracted lives in the US

SmartNotes Patient Progress Report – Patient outcomes and treatment progress to physicians  SmartNotes combine patient Quality of Life and Therapy Utilization data to provide physicians with extended views into disease management  ● TeleRespiratory Services: A team of Respiratory Therapists stay connected with patients and support their therapy utilization.  ● Outcomes Management: Easy-to-read report provides physicians with a comprehensive view of disease progression and therapy impact.

Clinical Evidence

Electromed has Published Studies Showing Effectiveness of HFCWO to Treat Bronchiectasis

SmartVest users have reported:

95% of patients would recommend SmartVest to others

97% of patients report feeling better or the same after SmartVest use

98% of patients report an increase in sputum production*

*patient data on file



Therapy with SmartVest® significantly decreased exacerbations requiring hospitalization, antibiotic use, and stabilizes lung function.
Powner (2018)

Therapy with HFCWO demonstrated key health outcomes improved in post- compared to pre-index period: cough, all-cause hospitalizations, pneumonia, and pulmonary hospitalizations.
DeKoven (2022)

57% Reduction in antibiotic prescriptions[1]

59% Decrease in hospitalizations[1]

75% Fewer emergency department visits[2]

1.Sievert CE, et al 2016. Using High Frequency Chest Wall Oscillation in a Bronchiectasis Patient Population: An Outcomes-Based Case Review. Respiratory Therapy, 11(4), 34-38.
2. Sievert CE, et al 2018. Incidence of Bronchiectasis-Related Exacerbation Rates After HFCWO Treatment—A Longitudinal Outcome-Based Study, Respiratory Therapy, 13(2), 38-41.

smartvest AIRWAY CLEARANCE SYSTEM
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ELECTROMED, INC. | 11

Direct-to-Patient Model: Drives attractive margin profile  Traditional medical equipment channel: Manufacturer > Home Medical Equipment (HME) Distributor > Patient  Vs.  Direct-to-Patient Distribution (Electromed): Electromed > Patient  Company expects gross margins in the mid-70s and improving with the SmartVest® Clearway®

Net Revenue Breakdown - $66.2M (TTM ended 9/30/2025)  By Setting: 94% Home Care (includes $3.2 million from home care distributor revenue), 5% Hospitals, 1% Other  Homecare by Payer: 52% Commercial/Other (includes managed Medicare and managed Medicaid), 46% Medicare, 2% Medicaid  Homecare Qualified Referral Volume: 73% Bronchiectasis, 22% Neuromuscular, 3% Cystic Fibrosis, 2% Other

Growth Strategy: How will Electromed increase market share?  ● Continued sales force expansion along with complementary infrastructure investments  ● Increase brand awareness and revenue with direct-to-consumer and physician marketing  ● Market development to improve diagnosis rates and evidence to support the adoption of the SmartVest system for patients  ● SmartAdvantage™ best-in-class customer care and support  ● Expand e-prescribing capability

Long-term objectives: Electromed is committed to delivering long-term profitable growth  Double-digit revenue growth: Increase market share, deeper penetration of current SmartVest prescribers  Operating Margin Improvement: Operating leverage as revenue increases

Capital Allocation Strategy: Proven execution against out priorities  Capital Allocation > Organic Business Growth > Generate Free Cash Flow > Potential Strategic Investments or Return to Shareholders  2025 Execution:  ● New CRM & CAPEX investments  ● Sales rep expansion  ● Market development  ● Triple Down on BE campaign  ● Product enhancements  ● $10.0 million of shares repurchased in FY25

Why invest?  ● Large, expanding chronic lung diseases market  ● Clinically proven technology  ● Broad payor coverage  ● Consistent double-digit organic revenue growth  ● High gross margins, robust cash flow and expanding  operating leverage

Performance vs. Russell Medical Equipment Index (TTM and as of 9/30/2025 Results)  Sales Growth: ELMD 16.0% > RUS ME 15.2%  Gross Margin: ELMD 78.0% > RUS ME 53.4%  Operating Margin: ELMD 15.7% > RUS ME (1.8%)

ELECTROMED, INC.

Jim Cunniff, President & CEO
(952) 758-9299
jcunniff@Electromed.com

Brad Nagel, CFO
(952) 758-9299
bnagel@Electromed.com

ICR HEALTHCARE

Mike Cavanaugh
(617) 877-8641
mike.cavanaugh@icrhealthcare.com

smartvest AIRWAY CLEARANCE SYSTEM
Investor Presentation
ELECTROMED, INC. | 19

Appendix

Financial Highlights: Financial Summary (in $ millions, except shares amounts)  Three Months Ended: September 30, 2025 (unaudited) and September 30, 2024 (unaudited)  Revenues: September 30, 2025: $16.9 September 30, 2024: $14.7  Gross Profit: September 30, 2025: $13.2 September 30, 2024: $11.5  Gross Margin: September 30, 2025: 78% September 30, 2024: 78%  Operating Income: September 30, 2025: $2.7 September 30, 2024: $1.9  Operating Margin: September 30, 2025: 16% September 30, 2024:13%  Net Income: September 30, 2025: $2.1 September 30, 2024: $1.5  Diluted EPS: September 30, 2025: $0.25 September 30, 2024: $0.16  Diluted Shares: September 30, 2025: 8,681,703 September 30, 2024: 8,980,714  Cash provided by Operations: September 30, 2025: $0.2 September 30, 2024: $2.3